UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 16, 2006(March 10, 2006)


                                  WI-TRON, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 0-21931                22-3440510
------------------------------   -------------   ------------------------------
 (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)        Identification No.)


                                59 LaGrange Street
                            Raritan, New Jersey 08869
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                  (908) 253-6870
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                 Section 3 - Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

          On March 10, 2006, the Registrant completed a private offering of its common stock, whereby the Registrant raised gross proceeds of $333,000 and issued 5,550,000 shares of common stock to accredited investors at $.06 per share pursuant to Regulation D of the Securities Act of 1933, as amended, and
Rule 506 promulgated thereunder.   The Registrant=s officers and directors
directed the sale and received no commissions or other remuneration.

          As of March 10, 2006, the Registrant had 28,638,267 shares of common stock issued and outstanding.



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WI-TRON, INC.

Date: March 10, 2006                        By: /s/ John Chase Lee
                                            ------------------------------------
                                                    John Chase Lee, President